OTHER FINANCIAL ITEMS, NET OTHER FINANCIAL ITEMS, NET	6 Months Ended
Jun. 30, 2016
Other Financial Items [Abstract]
OTHER FINANCIAL ITEMS, NET
OTHER FINANCIAL ITEMS, NET

Other financial items comprise the following items:

	Six months ended June 30,		Year ended December 31,
(in thousands of $)	2016	2015	2015
Fair value loss on non-designated derivatives, net	(9,568)	(1,243)	(13,051)
Net cash payments on non-designated derivatives	(2,641)	(2,833)	(6,453)
Fair value (loss)/gain of designated derivatives (ineffective portion)	(840)	59	(227)
Other items	(669)	(556)	(1,558)
Other financial items, net	(13,718)	(4,573)	(21,289)

The net movement in the fair values of non-designated derivatives and net cash payments thereon relates to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps. The net movement in the fair values of designated derivatives relates to the ineffective portion of interest rate swaps and cross currency interest rate swaps that have been designated as cash flow hedges. Changes in the fair values of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under “Other comprehensive income”. In the event that an interest rate swap, or portion thereof, relating to a loan facility is no longer designated as a cash flow hedge, then corresponding gains/losses previously recorded in "Other comprehensive income" are reclassified as "Other financial items, net" in the Consolidated Statement of Operations. The above net decrease in the valuation of non-designated derivatives includes reclassifications from "Other comprehensive income" of $0 in the six months ended June 30, 2016 (six months ended June 30, 2015: $0.2 million gain reclassified from “Other comprehensive income”; year ended December 31, 2015: $1.3 million loss reclassified from “Other comprehensive income”).

Other items include bank charges, fees relating to loan facilities and foreign currency translation adjustments.